Exhibit 99.1
Joint Filing Agreement
In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Ordinary Shares, $0.001 par value per share, of Vantage Drilling Company, a Cayman Islands corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this the 6th day of August, 2010.

JIL LIMITED
By:	/s/ Geoffrey Yeoh
	Name:	Geoffrey Yeoh
	Title:	Authorized Signatory

JASPER INVESTMENTS LIMITED
By:	/s/ Geoffrey Yeoh
	Name:	Geoffrey Yeoh
	Title:	Director

MORTON BAY (HOLDINGS) PTE LTD
By:	/s/ Craig Webster
	Name:	Craig Webster
	Title:	Director

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 2 LIMITED By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Special Situations Fund 2 Limited

By:	/s/ Claire Barnes
	Name:	Claire Barnes
	Title:	Authorized Signatory

By:	/s/ Robert Toms
	Name:	Robert Toms
	Title:	Authorized Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 4 LIMITED PARTNERSHIP By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Special Situations Fund 4 Limited Partnership

By:	/s/ Claire Barnes
	Name:	Claire Barnes
	Title:	Authorized Signatory

By:	/s/ Robert Toms
	Name:	Robert Toms
	Title:	Authorized Signatory

ASSET HOLDER PCC NO. 2 LIMITED IN RESPECT OF ASHMORE ASIA RECOVERY FUND

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Asset Holder PCC No. 2 Limited in Respect of Ashmore Asia Recovery Fund

By:	/s/ Claire Barnes
	Name:	Claire Barnes
	Title:	Authorized Signatory

By:	/s/ Robert Toms
	Name:	Robert Toms
	Title:	Authorized Signatory

ASHMORE INVESTMENTS (UK) LIMITED
By:	/s/ Graeme Dell
	Name:	Graeme Dell
	Title:	Director

ASHMORE INVESTMENT MANAGEMENT LIMITED
By:	/s/ Graeme Dell
	Name:	Graeme Dell
	Title:	Director

ASHMORE GROUP PLC
By:	/s/ Graeme Dell
	Name:	Graeme Dell
	Title:	Director